UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): August 29, 2014

MARTIN MIDSTREAM PARTNERS L.P.
(Exact name of Registrant as specified in its charter)

DELAWARE	000-50056	05-0527861
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

4200 Stone Road Kilgore, TX 75662
(Address of principal executive offices)(Zip code)

Registrant's telephone number, including area code: (903) 983-6200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act     (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act     (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement

          The Partnership has entered into an Amended and Restated Common Unit Purchase Agreement as attached hereto as Exhibit 10.1.

Item 2.01.     Completion of Acquisition or Disposition of Assets.

On August 29, 2014, Redbird Gas Storage LLC (“Redbird”), an indirect wholly owned subsidiary of Martin Midstream Partners L.P. (the “Partnership”), completed the previously announced purchase of all of the outstanding Category A membership interests in Cardinal Gas Storage Partners LLC ("Cardinal") from Energy Capital Partners ("ECP") for cash of approximately $120.0 million, subject to certain post-closing adjustments. At closing, the Partnership retired $265.3 million in net debt related to project level financings currently in place at Cardinal.

The Purchase Agreement between Redbird and ECP, dated August 10, 2014 (the “Purchase Agreement”), contains indemnification obligations of both Redbird and ECP, and other covenants and obligations of the parties. This description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by the full text of such agreement, which was filed as Exhibit 10.1 to Partnership’s Current Report on Form 8-K filed on August 12, 2014.

Item 9.01.    Financial Statements and Exhibits.

(a)        Financial statements of businesses acquired. The audited consolidated financial statements of Cardinal for the three years ended December 31, 2013, 2012 and 2011, including the independent auditor’s report of PricewaterhouseCoopers LLP thereon, are incorporated herein by reference to the Partnership’s Form 10-K/A for the year ended December 31, 2013, filed on March 28, 2014. The unaudited consolidated and condensed financial statements of Cardinal as of and for the period ended June 30, 2014 are incorporated herein by reference to the Partnership’s Form 8-K filed on August 12, 2014.
(b)        Pro Forma Financial Information. The unaudited pro forma consolidated and condensed balance sheet as of June 30, 2014 and the unaudited pro forma consolidated and condensed statement of operations for the six months ended June 30, 2014 and year ended December 31, 2013, of the Partnership are incorporated herein by reference to the Partnership’s Form 8-K filed on August 12, 2014.
(d)        Exhibits.

Exhibit No.	Description
10.1	Amended and Restated Common Unit Purchase Agreement, dated August 29, 2014.
99.1	Press Release dated September 2, 2014.
23.1	Consent of PricewaterhouseCoopers LLP (incorporated herein by reference to the Partnership’s Form 8-K filed on August 12, 2014).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTIN MIDSTREAM PARTNERS L.P.

By: Martin Midstream GP LLC,
Its General Partner

Date: September 2, 2014                By: /s/ Robert D. Bondurant
Robert D. Bondurant,
Executive Vice President, Treasurer and
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Amended and Restated Common Unit Purchase Agreement, dated August 29, 2014
99.1	Press Release dated May 14, 2014.
23.1	Consent of PricewaterhouseCoopers LLP (incorporated herein by reference to the Partnership’s Form 8-K filed on August 12, 2014).